Building a Global Netarsudil Franchise Tom Mitro President and COO OIS Glaucoma Innovation Summit – October 21, 2021 Summary July 2021 Exhibit 99.1

Important Information The information in this presentation does not contain all of the information that a potential investor should review before investing in Aerie shares. The descriptions of Aerie Pharmaceuticals, Inc. (the “Company” or “Aerie”) in this presentation are qualified in their entirety by reference to reports filed with the SEC. Certain information in this presentation has been obtained from outside sources or is anecdotal in nature. While such information is believed to be reliable for the purposes used herein, no representations are made as to the accuracy or completeness thereof and we take no responsibility for such information. Any discussion of the potential use or expected success of Rhopressa® (netarsudil ophthalmic solution) 0.02% or Rocklatan® (netarsudil and latanoprost ophthalmic solution) 0.02%/0.005%, with respect to foreign approval or additional indications, and our current or any future product candidates, including AR-1105, AR-13503, AR-14034, AR-6121 and AR-15512, is subject to regulatory approval. In addition, any discussion of U.S. Food and Drug Administration (“FDA”) approval of Rhopressa® or Rocklatan® does not guarantee successful commercialization of Rhopressa® or Rocklatan®. For more information on Rhopressa®, including prescribing information, refer to the full Rhopressa® product label at www.rhopressa.com. For more information on Rocklatan®, including prescribing information, refer to the full Rocklatan® product label at www.rocklatan.com. The information in this presentation is current only as of its date and may have changed or may change in the future. We undertake no obligation to update this information in light of new information, future events or otherwise. We are not making any representation or warranty that the information in this presentation is accurate or complete. This presentation shall not constitute an offer to sell, nor a solicitation of an offer to buy, any of Aerie’s securities. Certain statements in this presentation, including any guidance or timelines presented herein, are “forward-looking statements” within the meaning of the federal securities laws. Words such as “may,” “will,” “should,” “would,” “could,” “believe,” “expects,” “anticipates,” “plans,” “intends,” “estimates,” “targets,” “projects,” “potential” or similar expressions are intended to identify these forward-looking statements. These statements are based on the Company’s current plans and expectations. Known and unknown risks, uncertainties and other factors could cause actual results to differ materially from those contemplated by the statements. In evaluating these statements, you should specifically consider various factors that may cause our actual results to differ materially from any forward-looking statements. For example, uncertainties around the duration and severity of the current global COVID-19 pandemic including its possible impact on our clinical and commercial operations and our global supply chain could cause our actual results to be materially different than those expressed in our forward-looking statements. In particular, these statements include any discussion of potential commercial sales, placement or utilization of Rocklatan® or Rhopressa® in the United States or any other market. Likewise, FDA approval of Rhopressa® and Rocklatan® does not constitute approval of any future product candidates. Any top line data presented herein is preliminary and based solely on information available to us as of the date of this presentation and additional information about the results may be disclosed at any time. FDA approval of Rhopressa® and Rocklatan® also does not constitute regulatory approval of Rhopressa® or Rocklatan® in jurisdictions outside the United States and there can be no assurance that we will receive regulatory approval for Rhopressa® or Rocklatan® in jurisdictions outside the United States. In addition, any discussion in this presentation about preclinical activities or opportunities associated with our products or discussions involving the potential for our dry eye or retinal product candidates are preliminary and the outcome of any studies may not be predictive of the outcome of later trials and ultimate regulatory approval. Any future clinical trial results may not demonstrate safety and efficacy sufficient to obtain regulatory approval related to the preclinical research findings discussed in this presentation. Any statements regarding Aerie’s future liquidity, cash balances or financing transactions also constitute forward-looking statements as are discussions of the possibility of, or possible results of, any commercial transactions or collaborations. These risks and uncertainties are described more fully in the quarterly and annual reports that we file with the SEC, particularly in the sections titled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” Such forward-looking statements only speak as of the date they are made. We undertake no obligation to publicly update or revise any forward-looking statements, whether because of new information, future events or otherwise, except as otherwise required by law. The information in this presentation does not contain all of the information that a potential investor should review before investing in Aerie shares. The descriptions of Aerie Pharmaceuticals, Inc. (the “Company” or “Aerie”) in this presentation are qualified in their entirety by reference to reports filed with the SEC. Certain information in this presentation has been obtained from outside sources or is anecdotal in nature. While such information is believed to be reliable for the purposes used herein, no representations are made as to the accuracy or completeness thereof and we take no responsibility for such information. Any discussion of the potential use or expected success of Rhopressa® (netarsudil ophthalmic solution) 0.02% or Rocklatan® (netarsudil and latanoprost ophthalmic solution) 0.02%/0.005%, with respect to foreign approval or additional indications, and our current or any future product candidates, including AR-1105, AR-13503, AR-14034, AR-6121 and AR-15512, is subject to regulatory approval. In addition, any discussion of U.S. Food and Drug Administration (“FDA”) approval of Rhopressa® or Rocklatan® does not guarantee successful commercialization of Rhopressa® or Rocklatan®. For more information on Rhopressa®, including prescribing information, refer to the full Rhopressa® product label at www.rhopressa.com. For more information on Rocklatan®, including prescribing information, refer to the full Rocklatan® product label at www.rocklatan.com. The information in this presentation is current only as of its date and may have changed or may change in the future. We undertake no obligation to update this information in light of new information, future events or otherwise. We are not making any representation or warranty that the information in this presentation is accurate or complete. This presentation shall not constitute an offer to sell, nor a solicitation of an offer to buy, any of Aerie’s securities. Certain statements in this presentation, including any guidance or timelines presented herein, are “forward-looking statements” within the meaning of the federal securities laws. Words such as “may,” “will,” “should,” “would,” “could,” “believe,” “expects,” “anticipates,” “plans,” “intends,” “estimates,” “targets,” “projects,” “potential” or similar expressions are intended to identify these forward-looking statements. These statements are based on the Company’s current plans and expectations. Known and unknown risks, uncertainties and other factors could cause actual results to differ materially from those contemplated by the statements. In evaluating these statements, you should specifically consider various factors that may cause our actual results to differ materially from any forward-looking statements. For example, uncertainties around the duration and severity of the current global COVID-19 pandemic including its possible impact on our clinical and commercial operations and our global supply chain could cause our actual results to be materially different than those expressed in our forward-looking statements. In particular, these statements include any discussion of potential commercial sales, placement or utilization of Rocklatan® or Rhopressa® in the United States or any other market. Likewise, FDA approval of Rhopressa® and Rocklatan® does not constitute approval of any future product candidates. Any top line data presented herein is preliminary and based solely on information available to us as of the date of this presentation and additional information about the results may be disclosed at any time. FDA approval of Rhopressa® and Rocklatan® also does not constitute regulatory approval of Rhopressa® or Rocklatan® in jurisdictions outside the United States and there can be no assurance that we will receive regulatory approval for Rhopressa® or Rocklatan® in jurisdictions outside the United States. In addition, any discussion in this presentation about preclinical activities or opportunities associated with our products or discussions involving the potential for our dry eye or retinal product candidates are preliminary and the outcome of any studies may not be predictive of the outcome of later trials and ultimate regulatory approval. Any future clinical trial results may not demonstrate safety and efficacy sufficient to obtain regulatory approval related to the preclinical research findings discussed in this presentation. Any statements regarding Aerie’s future liquidity, cash balances or financing transactions also constitute forward-looking statements as are discussions of the possibility of, or possible results of, any commercial transactions or collaborations. These risks and uncertainties are described more fully in the quarterly and annual reports that we file with the SEC, particularly in the sections titled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” Such forward-looking statements only speak as of the date they are made. We undertake no obligation to publicly update or revise any forward-looking statements, whether because of new information, future events or otherwise, except as otherwise required by law. OIS Glaucoma Innovation Showcase October 2021

Netarsudil Franchise Growth in the U.S.

U.S. Glaucoma Market - ~$3B Market, 34M TRx, 55M bottles Rhopressa® launched 2018 Rocklatan® launched 2019 2020 U.S. Glaucoma Market Graph Source: IQVIA 2020 CAI: Carbonic Anhydrase Inhibitor AA: Alpha Agonist BB: Beta Blocker OIS Glaucoma Innovation Showcase October 2021

Monthly prescribers = ~10,000 Weekly prescribers = ~5,000 Rhopressa® and Rocklatan® are covered for 8 out of 10 insured patients (Commercial and Med D) >215,000 PAs submitted for Rhopressa® and Rocklatan® Netarsudil Franchise Snapshot – U.S. OIS Glaucoma Innovation Showcase October 2021

October 2021 OIS Glaucoma Innovation Showcase Monthly Franchise Units Out Now Exceed 100K

October 2021 OIS Glaucoma Innovation Showcase Aerie Franchise TRx Performance MATTY 6/2020 MATTY 6/2021 % Chg Rhopressa® 373,502 396,309 6% Rocklatan® 136,485 232,538 70% Franchise 509,987 628,847 23% Market 34,768,837 33,857,582 -3% Data source: IQVIA NPA Aerie Franchise prescriptions grew by 119,000 Glaucoma Market prescriptions declined by 911,000

Competitive Market Share After just 3 years, the Aerie Franchise is 1/3 of the way to overtaking the brand market leader Market share in prescriptions IQVIA data October 2021 OIS Glaucoma Innovation Showcase Brand Leader Market Share 6.1% Launched 2001 Aerie Franchise Market Share 2.0% Launched 2018 & 2019

Netarsudil Franchise Expansion to the EU

October 2021 OIS Glaucoma Innovation Showcase Aerie in the EU Glaucoma Market Sources: IQVIA Midas data at ex-manufacturer price level and Unit-April 2021. *TRx calculated from IQVIA unit data (1 month = 1 TRx) ~$950MM, 98MM Units Rhopressa® (Rhokiinsa®) approved 2019 Rocklatan® (Roclanda®) approved 2021 Rocklatan superior to latanoprost at all time points (M1, M2 – U.S. studies) Rocklatan non-inferior to Ganfort® (M3 – EU study) EU “Big Five” 2020 Discussions on commercial partnership underway

Netarsudil Franchise Expansion to Japan

October 2021 OIS Glaucoma Innovation Showcase Approaching the Glaucoma Market in Japan Sources: IQVIA Midas data at ex-manufacturer price level and Unit-April 2021. *TRx calculated from IQVIA unit data (1 month = 1 TRx) ~$0.8 B, 60MM TRx Successful Phase 2 topline results for Rhopressa - Nov. 2019 Successful Phase 3 topline results for Rhopressa - Oct. 2021 Japan Glaucoma Market - 2020 Licensing agreement with Santen for Japan and several other Asian countries

October 2021 OIS Glaucoma Innovation Showcase Japan Phase 3 Efficacy Study – Netarsudil Demonstrates Superiority to Ripasudil Data on File * p-value < 0.05 , **p-value < 0.01, ***p-value < 0.001 *** *** ***

Netarsudil 0.02% was well tolerated Principal ocular adverse event was hyperemia (netarsudil = 54.9%; ripasudil 62.6%) Majority of hyperemia was mild October 2021 OIS Glaucoma Innovation Showcase Japan Phase 3 Efficacy Study - Safety Summary Data on File

October 2021 OIS Glaucoma Innovation Showcase From VISIONaerie Idea to Global Franchise “The ideal therapeutic goal is the reversal of the basic defect….” David L. Epstein, M.D. (1943-2014)

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